                                                                    EXHIBIT 23.2










                                 GST USA, INC.

                         INDEPENDENT AUDITOR'S CONSENT
                               DATED MAY 3, 1999

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
GST USA, Inc.:

We consent to the use of our report, dated March 1, 1999, incorporated herein by reference in the Registration Statement on Form S-4, dated June 29, 1999, of
GST Telecommunications, Inc., GST USA, Inc. and GST Network Funding, Inc. and to the references to our firm under the "Experts" heading in the Prospectus.


                                          [KPMG PEAT MARWICK LLP]


Portland, Oregon
June 29, 1999